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                                               EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


     We consent to the use of our firm's audited financial statements by reference in the Registration Statement Form S-8 of Capitol Communities Corporation (the "Company"). Such audited financial statements have been incorporated by reference from the Company's Annual Report filed on Form 10K-SB for the fiscal year ended September 30, 1999.



December 22, 1999
/s/ Joel S. Baum
    Joel S. Baum, P.A., CPA
    Coral Springs, Florida